EXHIBIT 10.1

FIRST AMENDMENT TO LETTER

This First Amendment to Letter (this “Amendment”), dated as of November 8, 2013, is by and between Brookhaven Medical, Inc. (“BMI”) and Wound Management Technologies, Inc. (the “Company”).  Capitalized terms used herein but not defined herein shall have the respective meanings ascribed to them in the Letter (as defined below).

W I T N E S S E T H:

WHEREAS, BMI and the Company are parties to that certain letter, dated October 10, 2013 (the “Letter”); and

WHEREAS, BMI and the Company desire to amend the Letter as provided below;

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, BMI and the Company hereby agree as follows:

A G R E E M E N T:

1. Amendments to Letter.  The Letter is hereby amended as follows:

(a)	the date referenced in the first sentence of Section 1(c) of the Letter is hereby changed from “November 10, 2013” to “December 2, 2013”;

(b)	the date referenced in item (l) of Section 3 of the Letter is hereby changed from “October 31, 2013” to “December 2, 2013”; and

(c)	the date referenced in subpart (iv) of the first sentence of Section 7 of the Letter is hereby changed from “November 10, 2013” to “December 2, 2013”.

2.	Miscellaneous.

(a)	This Amendment shall be governed by, and construed and interpreted in accordance with, the laws of the State of Texas.

(b)	Except as specifically provided herein, the Letter shall remain in full force and effect.

(c)	This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Signatures on following page]

IN WITNESS WHEREOF, BMI and the Company have executed this Amendment as of the date first above written.

BROOKHAVEN MEDICAL, INC. By:/s/ John D. Feltman John D. Feltman, President

WOUND MANAGEMENT TECHNOLOGIES, INC. By:/s/ Robert H. Lutz, Jr. Robert H. Lutz, Jr., Chief Executive Officer and President